UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2024

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2024, the Board of Directors (“Board”) of The Greenbrier Companies, Inc. (“Company”) elected Brian J. Comstock Executive Vice President & President, The Americas. Mr. Comstock will oversee the Company’s North American businesses. The Board elected William G. Glenn Senior Vice President & President, Europe. Mr. Glenn will oversee the Company’s European businesses. The Board elected William Krueger Senior Vice President & Chief Operations Officer, The Americas. Mr. Krueger will oversee the Company’s operations throughout the Americas. On January 4, 2024, Martin R. Baker, who served as the Company’s Senior Vice President, Chief Legal and Compliance Officer until January 5, 2024, notified the Company that he will retire in early 2025. Additionally, on January 5, 2024, the Compensation Committee of the Company approved the proposed terms under which Adrian J. Downes will step down as Chief Financial Officer. It is anticipated that Mr. Downes will step down on or about March 31, 2024. Until such time, he will continue to serve as Senior Vice President, Chief Financial Officer (Principal Financial Officer).

Item 7.01	Regulation FD Disclosure

On January 8, 2024, the Company issued a press release announcing Organizational Changes. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release of The Greenbrier Companies, Inc., dated January 8, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: January 8, 2024	By:	/s/ Christian M. Lucky
Senior Vice President, Chief Legal and Compliance Officer, Corporate Secretary